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Mrs T
PRIMATURE                      REPUBLIC OF MALI
                                     [etc]

GENERAL SECRETARIAT
OF THE GOVERNMENT

                DECREE N[degree] 99 217 /PM-RM DATED 04 AUGUST 1999

  PERTAINING TO THE AWARD TO RANDGOLD RESOURCES LIMITED OF A MINING PERMIT FOR
     GOLD, SILVER, RELATED SUBSTANCES AND PLATINOIDS

                             THE PRIME MINISTER,

IN VIEW OF the Constitution;

IN VIEW OF Order N[degree] 91-065/P-CTSP dated 19 September 1991 pertaining to the organisation of exploration, mining, possession, transport, transformation and marketing of mineral or fossil and quarry substances, other than liquid or gas hydrocarbons in the territory of the Republic of Mali;

IN VIEW OF Decree N[degree] 91-277/PM-RM dated 19 September 1991 determining the implementation procedures for Order N[degree] 91-065/P-CTSP dated 19 September 1991;

IN VIEW OF Decree N[degree] 91-278/PM-RM dated 19 September 1991 pertaining to the approval of a Specimen Establishment Convention for the exploration and mining of mineral substances in the Republic of Mali;

IN VIEW OF Decree N[degree] 97-263/P-RM of 13 September 1997 pertaining to the appointment of the Prime Minister;

IN VIEW OF Decree N[degree] 97-282/P-RM of 16 September 1997 pertaining to the appointment of members of the Government;

IN VIEW OF an application dated 18 December 1998 by Mr D ASHWORTH;

IN VIEW OF payment receipt N[degree] 111/99/D SMEC SSM dated 09 July 1999 of the fixed duty for the issue of a mining permit;

                             DECREES AS FOLLOWS:

ARTICLE 1 A mining permit valid for gold, silver, related substances and platinoics is hereby awarded to Randgold Resources Limited under the conditions determined by the present decree

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ARTICLE 2   The boundary area of the property concerned by this permit is defined in the following way and is entered into the register held by the Direction Nationale de la Geologie et des Mines under number PE 99/15 PERMIS D EXPLOITATION DE MORILA [Bougoun; Circle]

Co-ordinates of the boundary A, B, C, D, E, F, G, H, I, J, K, L, M, N, O, P,
Q, R.

- Point A   6[degree]55[radian]17[second] west
            11[degree]48[radian]15[second] north

- Point B   6[degree]53[radian]14[second] west
            11[degree]48[radian]15[second] north

- Point C   6[degree]53[radian]57[second] west
            11[degree]47[radian]48[second] north

- Point D   6[degree]51[radian]17[second] west
            11[degree]46[radian]48[second] north

- Point E   6[degree]51[radian]57[second] west
            11[degree]46[radian]05[second] north

- Point F   6[degree]51[radian]03[second] west
            11[degree]46[radian]05[second] north

- Point G   6[degree]51[radian]03[second] west
            11[degree]42[radian]18[second] north

- Point H   6[degree]49[radian]31[second] west
            11[degree]42[radian]18[second] north

- Point I   6[degree]49[radian]31[second] west
            11[degree]41[radian]52[second] north

- Point J   6[degree]48[radian]18[second] west
            11[degree]41[radian]52[second] north

- Point K   6[degree]48[radian]18[second] west
            11[degree]38[radian]26[second] north

- Point L   6[degree]53[radian]44[second] west
            11[degree]38[radian]26[second] north

- Point M   6[degree]53[radian]44[second] west
            11[degree]36[radian]49[second] north

- Point N   6[degree]54[radian]11[second] west

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            11[degree]36[radian]49[second] north

- Point O   6[degree]54[radian]11[second] west
            11[degree]34[radian]49[second] north

- Point P   6[degree]55[radian]46[second] west
            11[degree]34[radian]49[second] north

- Point Q   6[degree]55[radian]46[second] west
            11[degree]36[radian]30[second] north

- Point R   6[degree]55[radian]17[second] west
            11[degree]46[radian]30[second] north

Total surface area 199 8 km(2)

Point of reference 6[degree]51[radian]29[second]
00011[degree]40[radian]44[second]

ARTICLE 3 The validity period of this permit is thirty (30) years from the date on which the present decree is signed

ARTICLE 4 In pursuance of the provisions of Article 81 of Decree N[degree] 91-277/PM-RM dated 19 September 1991 referred to above, the holder of the permit is compelled to keep the following documents on site

- a map of the work carried out, drawn up on scale appropriate to the nature of the work.
- a register recording the progress of the work; a daily attendance register for workers.
- a register showing the quantities extracted, stored, sold and dispatched;
- an employer's register in accordance with the provisions contained in labour regulations;
-           a statement of expenditure devoted to exploration activities

ARTICLE 5 In accordance with the provisions of Article 83 of Decree N[degree] 91-277/PM-RM dated 19 September 1991 referred to above, the holder of the permit shall furnish the National Directorate for Geology and Mining with the following documents

a/ during the first fortnight of each month, a summary report on the activities of the previous month;

b/ during the first month of each year, a statistical report on the previous year;

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c/          during the first quarter of each year a report showing in
            detail the work carried out and the results obtained during the previous year

ARTICLE 6 Should the holder of the permit not fulfil the commitments he has undertaken in compliance with current legislation the present mining permit shall be withdrawn by decree

ARTICLE 7 The present decree shall be registered and published in the Government Gazette

                                                 Bamako, 04 AUGUST 1999

                                                 The PRIME MINISTER

                                                 [Signature illegible]
                                                 Ibrahim Boubacar KEITA

THE MINISTER OF MINING AND ENERGY AFFAIRS

[Signature illegible]
Yoro DIAKITE